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BOND/TAX FREE


Scudder New York
Tax Free Fund


Semiannual Report
September 30, 2000




Scudder New York Tax Free Fund seeks income that is exempt from New York state and New York City personal income taxes and regular federal income taxes.

Contents
--------------------------------------------------------------------------------


                       4 Letter from the Fund's President

                       6 Performance Update

                       8 Portfolio Summary

                       9 Portfolio Management Discussion

                      13 Investment Portfolio

                      18 Financial Statements

                      21 Financial Highlights

                      22 Notes to Financial Statements

                      26 Shareholder Meeting Results

                      27 Officers and Trustees

                      28 Investment Products and Services

                      30 Account Management Resources






                                       2  Scudder New York Tax Free Fund

Scudder New York Tax Free Fund
--------------------------------------------------------------------------------
ticker symbol SCYTX                                              fund number 042
--------------------------------------------------------------------------------

Date of               o    Scudder New York Tax Free Fund posted a total return
Inception:                 of 3.92% for its most recent semiannual period ended
7/22/83                    September 30, 2000. The average return of 104 similar
                           funds tracked by Lipper Analytical Services was 3.49%.

Total Net Assets as   o    As of September 30, 2000, Scudder New York Tax Free
of 9/30/00:                Fund's 30-day net annualized SEC yield was 4.32%,
$173.2 million             equivalent to a 7.68% taxable yield for New York
                           investors subject to the 43.74% combined federal and state income tax rate.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE:
--------------------------------------------------------------------------------
                     -----------------------------------------------------------
                       30-Day Yield on September 30, 2000
                     -----------------------------------------------------------

                          Scudder                   Taxable Yield
                          New York                 Needed to Equal
                       Tax Free Fund               the Fund's Yield

                           4.32%                        7.68%

--------------------------------------------------------------------------------



                                       3   Scudder New York Tax Free Fund

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder New York Tax Free Fund's most recent semiannual period ended September 30, 2000. The fund posted a 3.92% total return for the period, and placed within the top 25% of similar funds for total return over the six-month period, as well as for the one-, three-, five-, and ten-year periods ended September 30.

Scudder New York Tax Free Fund seeks income exempt from New York State and New York City personal and regular federal income taxes. It does this by investing most of its assets in a broadly diversified portfolio of New York municipals bonds that finance public transportation, road and bridge construction, state colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making decisions, the managers weigh a number of factors against each other, from national and state economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

In closing, we thought you'd like to know that municipal bonds currently represent attractive value when compared with U.S.



                                       4  Scudder New York Tax Free Fund
government securities: yields of 10-year municipal bonds were 82.8% as high as yields of comparable Treasuries as of September 30. This means that -- on an after-tax basis -- an individual in an income tax bracket higher than 17% would be better off owning municipal securities over Treasuries. Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness. And with their superior liquidity and diversification compared with the holding of individual bonds, municipal bond funds are a convenient way for investors to seek attractive yields and steady total returns.

Thank you for investing with Scudder New York Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/ Lin C. Coughlin

Linda C. Coughlin
President
Scudder New York Tax Free Fund




                                       5  Scudder New York Tax Free Fund

Performance Update
--------------------------------------------------------------------------------


                                                             September 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE:

Scudder New York Tax Free Fund    Lehman Brothers Municipal Bond Index

90    10000                       90     10000
91    11489                       91     11318
92    12858                       92     12503
93    14747                       93     14096
94    14026                       94     13752
95    15559                       95     15291
96    16389                       96     16213
97    17948                       97     17679
98    19531                       98     19220
99    19102                       99     19085
00    20237                       00     20259

--------------------------------------------------------------------------------
                       Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                               Total Return
                               Growth of                                    Average
Period ended 9/30/2000         $10,000                Cumulative             Annual
------------------------------------------------------------------------------------
Scudder New York Tax Free Fund
------------------------------------------------------------------------------------
1 year                         $  10,594                5.94%                5.94%
------------------------------------------------------------------------------------
5 year                         $  13,007               30.07%                5.40%
------------------------------------------------------------------------------------
10 year                        $  20,237              102.37%                7.30%
------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
------------------------------------------------------------------------------------
1 year                         $  10,616                6.16%                6.16%
------------------------------------------------------------------------------------
5 year                         $  13,249               32.49%                5.78%
------------------------------------------------------------------------------------
10 year                        $  20,259              102.59%                7.31%
------------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                                       6  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------
Scudder New York Tax Free Fund
Lehman Brothers Municipal Bond Index

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER NEW YORK TAX FREE FUND TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX TOTAL RETURN (%)

                        Yearly periods ended September 30

                 1991    1992   1993   1994   1995   1996   1997    1998   1999   2000
--------------------------------------------------------------------------------------
Fund Total
Return (%)       14.90   11.91  14.69  -4.89  10.92   5.34   9.52    8.82  -2.20   5.94
---------------------------------------------------------------------------------------
Index Total
Return (%)       13.19   10.45  12.74  -2.44  11.18   6.04   9.04    8.72   -.70   6.16
---------------------------------------------------------------------------------------
Net Asset
Value ($)        11.06   11.36  11.60  10.10  10.65  10.68  11.14   11.57  10.82  10.93
---------------------------------------------------------------------------------------
Income
Dividends ($)      .66     .64    .58    .53    .52    .53    .52     .51    .50    .51
---------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  .13     .32    .75    .44     --     --    .01     .02     --     --
---------------------------------------------------------------------------------------



                                       7  Scudder New York Tax Free Fund

Portfolio Summary
--------------------------------------------------------------------------------


                                                              September 30, 2000
--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

State General Obligation/                                  The fund invests in a
Lease                       20%                           broad selection of New
Core Cities/Lease           16%                             York State municipal
Sales/Special Tax            9%                                           bonds.
Transportation/Toll Revenue  8%
Higher Education             7%
Hospital/Health Revenue      7%
County General Obligation/
Lease                        6%
Other General Obligation/
Lease                        5%
Electric Revenue             5%
Miscellaneous Municipal     17%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         52%                                Overall portfolio
AA                          11%                            quality remains high,
A                           22%                            with 85% of portfolio
BBB                          5%                            securities rated A or
SKI*                        10%                                     better as of
------------------------------------                               September 30.
                           100%
------------------------------------
Weighted Average Quality: AA
*  Scudder Kemper Investments
   (SKI) has determined these
   securities to be of comparable
   quality to rated eligible
   securities.

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             1%                             A comparatively high
1-5 years                   16%                         percentage of bonds with
5-10 years                  38%                            maturities between 11
10-15 years                 18%                          and 17 years produced a
15 years or greater         27%                            positive total return
------------------------------------                              for the  fund.
                           100%
------------------------------------
Weighted Effective Maturity:
10.6 years


For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                       8  Scudder New York Tax Free Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 2000

Dear Shareholders,

         The municipal bond market recorded respectable gains during Scudder New York Tax Free Fund's most recent semiannual period. The fund's total return for the six months ended September 30, 2000, was 3.92%, outpacing the 3.49% average return of 104 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 4.32%, equivalent to a 7.68% taxable yield for New York investors subject to the 43.74% combined federal and state income tax rate.

         In addition, the fund ranked in the top 25% of similar New York tax-free funds over the six-month period as well as for the one-, three-, five-, and ten-year periods ended September 30, 2000. Please see the accompanying table for additional information concerning the fund's returns.

         New York Update

         New York State's economy continues to grow at a modest rate, and to edge closer to the level of overall U.S. growth. The state's unemployment rate of 5.2% in 1999 was one point higher than the national average of 4.2%. And for the first time in many years, New York's 1999 employment growth exceeded the U.S. rate (2.7% versus 2.3%, respectively).

         Growth in the service and trade sectors accounts for 80% of this job growth. Growth in employment in New York State

--------------------------------------------------------------------------------
Scudder New York Tax Free Fund:
Consistent Long-Term Performance
(Average annual returns for periods ended September 30, 2000)
--------------------------------------------------------------------------------

                    Scudder
                    New York                               Number of
                 Tax Free Fund       Lipper                  Funds         Percentile
Period               Return         Average     Rank        Tracked        Rank
-------------------------------------------------------------------------------------
1 Year                5.94%           5.01%     15    of       104         Top 15%
3 Years               4.08%           3.29%      9    of        94         Top 9%
5 Years               5.40%           4.78%     19    of        82         Top 23%
10 Years              7.30%           6.53%      3    of        35         Top 9%
-------------------------------------------------------------------------------------

Past performance does not guarantee future results.


                                       9  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------

         is not geographically dispersed, however: the New York City metropolitan area is thriving, while growth is sluggish in many upstate areas.

         New York remains the fourth wealthiest state, with 1999 per capita income 19% higher than the U.S. average. The state's debt burden is high, but manageable, given New York's size. And New York State's credit trend is improving, due to recent debt reform, the positive economy, and the resulting growth in employment. Obstacles to further credit trend improvement include the cyclical nature of New York's economy and the state's continued dependence on tax receipts from Wall Street. We will continue to monitor the state's growing debt burden.

         Market Environment
         During the six-month period the municipal yield curve, which began 2000 unusually flat, steepened. Yields declined across the maturity spectrum during the period, but yields of short-term bonds declined the most (29 basis points); yields of 30-year bonds dropped by 8 basis points. The gradual steepening of the yield curve and reductions in yields (bond yields and prices move in opposite directions) brought about higher prices and positive total returns for most municipal bonds during the period. In addition, municipal bonds slightly underperformed Treasuries over the six months ended in September: while yields of 10-year AAA-rated municipals declined 20 basis points and their prices rose 1.5%, yields of 10-year Treasury bonds declined 27 basis points and their prices rose 2.0%. At the close of the period, municipal bonds represented attractive value compared with Treasuries as the average yield of 10-year municipal bonds was 82.8% of the average yield of comparable Treasury bonds.

         Portfolio Strategy
         Because the yield curve between 10 and 20 years steepened to a slightly higher level than its three-year average, the fund focused its purchases in the 11- to 17-year portion of the curve during the period and sold bonds with maturities of seven to 11 years where the yield curve's slope was



                                       10  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------

         flatter than normal. Additionally, we sold bonds priced near par at attractive prices due to strong retail demand from New York residents. And as part of the fund's overall strategy we looked for opportunities to purchase bonds after they become "market discounts."^1 The fund typically buys market discount bonds when they are attractively valued and have the opportunity for strong performance during market rallies.

         In addition, we retained two important elements of our long-term strategy: first, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection -- generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Though "structured" bonds -- premium bonds as well as noncallable bonds -- are more popular than ever within our industry (and therefore slightly more expensive than in the past), we feel that their long-term return potential more than justifies their cost.

         In addition, credit spreads -- the difference in yield between higher- and lower-rated bonds -- remained at historically wide levels. Because of this, we continued to selectively add lower-rated bonds which we deemed to be appropriate risks. The fund's overall portfolio quality remains high, with over 60% of portfolio securities rated AAA or AA at the close of the period. We continue to invest in a broad selection of New York tax-exempt issues, including general obligation, core cities, and sales/special tax bonds.


^1 "Market discount" is a provision that can subject a portion of income from municipal bonds sold at a discount to ordinary income tax.


                                       11  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------

         Outlook

         Because of the relative economic balance between the tight U.S. labor market on one hand and evidence of a slowing economy on the other, we do not expect the Federal Reserve to adjust short-term interest rates for the remainder of 2000. Thus the prospects for additional steepening of the yield curve seem guarded for the moment. Bond markets are likely to be relatively static until they see signs that the Fed's next move will be to cut interest rates. We believe the likelihood of such a reduction -- leading to higher bond prices -- will increase in early 2001. In terms of fund strategy, we will continue to search for attractively valued -- and structured -- intermediate-term municipal bonds. We will also continue to selectively invest in bonds with slightly lower ratings to boost the fund's yield. We believe Scudder New York Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal taxes as well as from New York State and New York City personal and regular income taxes.

         Sincerely,

         Your Portfolio Management Team

         /s/ Philip G. Condon                   /s/ Ashton P. Goodfield
             Philip G. Condon                       Ashton P. Goodfield

         /s/ Eleanor R. Brennan
             Eleanor R. Brennan


                                       12  Scudder New York Tax Free Fund

Investment Portfolio                        as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Short-Term Municipal Investments 1.3%
----------------------------------------------------------------------------------


 New York
 New York City, NY, General Obligation Unlimited,
    Series B, Daily Demand Note, 5.5%, 10/1/2021 (b)*
    (Cost $2,200,000).................................    2,200,000      2,200,000

----------------------------------------------------------------------------------
Long-Term Municipal Investments 98.7%
----------------------------------------------------------------------------------

 New York
 34th Street Partnership Inc., NY, Capital Improvement,
    5.5%, 1/1/2014....................................    1,900,000      1,898,043
 Albany County, NY, Airport Revenue:
    Series 1997, AMT, 5.375%, 12/15/2017 (b)..........    1,000,000        966,691
    Series 1997, AMT, 5.5%, 12/15/2019 (b)............    1,000,000        968,800
 Albany, NY, General Obligation, 7%, 1/15/2008 (b)....       10,000         10,220
 Babylon, NY, General Obligation:
    Series 1998 A, Zero Coupon, 8/1/2006 (b)..........    1,045,000        794,010
    Series 1998 A, Zero Coupon, 8/1/2007 (b)..........      735,000        530,317
 Chautauqua County, NY:
    7.3%, 4/1/2008 (b)................................      575,000        665,131
    7.3%, 4/1/2009 (b)................................      575,000        673,279
    Series 1990, 7.3%, 4/1/2007 (b)...................      465,000        531,672
 Erie County, NY, Public Improvement General
    Obligation Unlimited, Series 1992, 6.125%,
    1/15/2012 (b).....................................      590,000        646,168
 Glen Cove Housing Authority, NY, Senior Living
    Facility, The Mayfair at Glen Cove, AMT, Series
    1996, 8.25%, 10/1/2026............................    1,500,000      1,574,700
 Islip, NY, New York Community Development Agency,
    New York Institute of Technology, Series 1996,
    Prerefunded 3/1/2006, 7.5%, 3/1/2026 (c)..........    4,000,000      4,545,120
 Jamestown, NY, General Obligation, Series 1991 A,
    7%, 3/15/2008 (b).................................      600,000        682,752
 Long Island Power Authority, NY, Electric Systems
    Revenue: Series 1998 A, 5.5%, 12/1/2013 (b).......    3,000,000      3,119,700
    Series 1998 A, 5%, 12/1/2018 (b)..................    4,000,000      3,732,520
    Zero Coupon, 6/1/2012 (b).........................    2,000,000      1,087,320
 Metropolitan Transportation Authority, NY, Dedicated
    Tax Fund, Series 1999 A, 5.25%, 4/1/2016 (b)......    2,000,000      1,958,480
 Metropolitan Transportation Authority, NY, Series
    1993 B, 4.386%, 6/30/2002 (b)**...................    8,000,000      8,340,000


    The accompanying notes are an integral part of the financial statements.

                                       13  Scudder New York Tax Free Fund

----------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------
 Monroe County, NY, General Obligation Unlimited:
    Series 1996, 6%, 3/1/2013.........................    1,050,000      1,139,145
    Series 1996, 6%, 3/1/2014.........................    1,040,000      1,126,954
    Series 1996, 6%, 3/1/2017.........................    1,410,000      1,515,665
 Nassau County, NY, General Obligation Unlimited,
    Series 2000 F, 7%, 3/1/2010 (b)...................    2,000,000      2,305,660
 New York City, NY, City Transitional Finance
    Authority Revenue Bond:
    Series 1999 C, 5%, 5/1/2017.......................    4,000,000      3,763,240
    Series 1999 C, 5.5%, 5/1/2025 (b..................    3,780,000      3,675,596
    Series 2000 B, 6.125%, 11/15/2014.................    1,000,000      1,074,770
 New York City, NY, General Obligation:
    Series 1991 B, 7.5%, 2/1/2005.....................    1,935,000      2,029,467
    Series 1995 B, 7.25%, 8/15/2007...................    2,250,000      2,568,803
    Series 1996 A, 7%, 8/1/2005.......................    5,000,000      5,496,700
    Series 1996 A, 7%, 8/1/2006.......................    5,000,000      5,570,050
    Series 1996 A, 6.25%, 8/1/2009....................    5,175,000      5,567,731
    Series 1997 I, 6%, 4/15/2009......................    2,000,000      2,130,640
    Series B, 8.25%, 6/1/2006.........................    2,750,000      3,221,625
    Series B1, Prerefunded 8/15/2004, 7.3%,
      8/15/2010 (c)...................................       45,000         49,779
    Series E, 8%, 8/1/2005 (b)........................      330,000        376,919
 NewYork City, NY, Industrial Development Agency,
    Civil Facilities Revenue, USTA National Tennis
    Center:
      6.1%, 11/15/2004 (b)............................    1,215,000      1,283,198
      6.25%, 11/15/2006 (b)...........................    3,000,000      3,221,970
    Civil Facility Revenue, YMCA Greater New York Project:
      Series 1997, 6%, 8/1/2006.......................      580,000        605,137
      Series 1997, 5.85%, 8/1/2008....................      600,000        620,892
      Series 1997, 5.8%, 8/1/2016.....................    1,000,000      1,001,070
    Japan Airlines, Series 1996, AMT, 6%, 11/1/2015 (b)                    930,000
      976,258.........................................
 New York State Dormitory Authority:
    Series 1998, 5%, 7/1/2018 (b).....................    1,875,000      1,735,369
    Series 2000, 6.39%, 2/15/2010 (b).................    2,500,000      2,890,300
    City University System:
      Series 1993, 5.75%, 7/1/2009 (b)................    1,000,000      1,061,310
      Series 1995 A, 5.625%, 7/1/2016 (b).............    1,100,000      1,137,169
    College and University Pooled Capital Program,
      7.8%, 12/1/2005 (b).............................      470,000        476,937
    Columbia University, 5%, 7/1/2015.................    2,500,000      2,441,175
    Columbia University, Revenue, 6%, 7/1/2010........    1,000,000      1,055,000

    The accompanying notes are an integral part of the financial statements.

                                       14  Scudder New York Tax Free Fund

----------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

    Green Chimneys School, Series 1999 A, 5.5%,
      7/1/2018 (b)....................................    1,375,000      1,367,176
    Lease Revenue, Office Facilities, Audit & Control,
      Series 1999, 5.25%, 4/1/2013 (b)................      720,000        722,880
    Mt. Sinai Health, Series A, 6.5%, 7/1/2025........    2,000,000      2,092,700
    Mt. Sinai School of Medicine, Series B, 5.7%,
      7/1/2011........................................    1,825,000      1,922,364
    Nyack Hospital:
      Series 1996, 6%, 7/1/2006.......................    1,000,000        994,040
      Series 1996, 6.25%, 7/1/2013....................      500,000        498,595
    Pace University:
      Series 1997, 6.5%, 7/1/2008 (b).................    1,360,000      1,508,118
      Series 1997, 6.5%, 7/1/2009 (b).................      555,000        620,068
    State University Dormitory Facilities, Lease
      Revenue, Series B, 5.375%, 7/1/2019 (b).........    1,980,000      1,912,898
    State University Educational Facilities:
      Revenue Bond, 5.25%, 5/15/2018 (b)..............    3,000,000      2,899,410
      Series A, 5.875%, 5/15/2011.....................    2,250,000      2,391,548
      Series C, 5.75%, 5/17/2017 (b)..................    1,000,000      1,045,870
    State University, Series 1993 A, 5.875%,
      5/15/2011 (b)...................................      408,755        380,000
    Upstate Community College, 5.8%, 7/1/2006.........    1,075,000      1,128,417
 New York State Environmental Facilities Corporation:
    Special Obligation Revenue, Riverbank State Park,
      Series 1996, 6.25%, 4/1/2008 (b)................    2,185,000      2,384,141
    State Water Revolving Fund, Series D, 6.9%,
      5/15/2015.......................................    1,000,000      1,088,270
 New York State General Obligation, Series 1998 F,
    5.25%, 9/15/2013..................................    1,000,000      1,000,740
 New York State Health Facilities Authority,
    6.375%, 11/1/2004.................................    1,500,000      1,578,165
 New York State Local Government Assistance
    Corporation, Series 1993 E, 5.25%, 4/1/2016 (b)...    1,185,000      1,176,314
 New York State Mortgage Agency Revenue, AMT,
    Series 1994, 6.8%, 10/1/2005......................    1,000,000      1,074,720
 New York State Thruway Authority General Revenue,
    Capital Appreciation Special Obligation,
    Series 1991 A, Zero Coupon, 1/1/2006..............    2,905,000      2,248,993
 New York State Thruway Authority General Revenue,
    Series 1998 E, 5%, 1/1/2025.......................    5,360,000      4,804,918
 New York State Urban Development Corp.:
    Revenue, Correctional Capital Facilities:
      Series 1994 A, 5.5%, 1/1/2014 (b)...............    2,000,000      2,058,720
      Series 1998, 5.125%, 4/1/2016...................    2,525,000      2,437,256
      Series 1998, 5%, 1/1/2028 (b)...................    6,500,000      5,799,690

    The accompanying notes are an integral part of the financial statements.

                                       15  Scudder New York Tax Free Fund

----------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

 Niagara County, NY, General Obligation, 7.1%,
    2/15/2011 (b).....................................      500,000        588,170
 Niagara Falls, NY, Water Treatment Plant, AMT:
    7%, 11/1/2003 (b).................................    2,260,000      2,408,572
    8.5%, 11/1/2005 (b)...............................    2,140,000      2,483,663
    8.5%, 11/1/2006 (b)...............................    1,240,000      1,469,251
 Oneida-Herkimer, NY, Solid Waste Management Authority:
    Series 1998, 5.5%, 4/1/2013 (b)...................      500,000        510,895
    Series 1998, 5.5%, 4/1/2014 (b)...................    1,000,000      1,017,180
 Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility, Solvay Paperboard LLC,
    Series 1998, AMT, 7%, 11/1/2030...................    3,000,000      2,869,650
 Orange County, NY, Industrial Development Agency,
    The Glen Arden Project:
      5.2%, 1/1/2005..................................      200,000        192,282
      5.3%, 1/1/2006..................................      200,000        190,822
      5.35%, 1/1/2007.................................      200,000        188,958
      5.4%, 1/1/2008..................................      100,000         93,431
      5.625%, 1/1/2018................................    1,000,000        817,540
      5.7%, 1/1/2028..................................    1,250,000        984,175
 Port Authority of New York & New Jersey:
    Special Obligation Revenue, JFK International
    Air Terminal:
      6.25%, 12/1/2010 (b)............................    2,500,000      2,759,200
      6.25%, 12/1/2011 (b)............................    2,500,000      2,751,300
      Split Amount, Series 1996, 7%, 10/1/2007........    3,500,000      3,646,090
 Shenendehowa Central School District, NY, Clifton Park:
    6.85%, 6/15/2008 (b)..............................      350,000        397,250
    6.85%, 6/15/2009 (b)..............................      350,000        400,988
 Tompkins County, NY, Industrial Development Agency
    Revenue, Series 2000, 6%, 7/1/2017................    1,100,000      1,161,479
 Troy, NY, Municipal Assistance Corporation:
    Series B, Zero Coupon, 1/15/2007 (b)..............      650,000        481,338
    Series B, Zero Coupon, 7/15/2007 (b)..............      650,000        469,983
    Series B, Zero Coupon, 1/15/2008 (b)..............      750,000        526,493
 Ulster County, NY, General Obligation:
    Series 1998 B, 5%, 10/15/2011 (b).................      275,000        275,921
    Series 1998 B, 5%, 10/15/2012 (b).................      195,000        194,123
    Series 1998 B, 5%, 10/15/2013 (b).................      130,000        128,283

    The accompanying notes are an integral part of the financial statements.

                                       16  Scudder New York Tax Free Fund

----------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

 Valley Central School District, Montgomery, NY,
    7.15%, 6/15/2008 (b)..............................      625,000        719,319
 Virgin Islands
 Virgin Islands, Public Finance Authority:
    General Obligation, Mortgage Fund Loan Notes,
      Series 1992 A, ETM, 7%, 10/1/2002 (c)***........      500,000        526,165
    Subordinate Lien, Series 1998 D, 6%, 10/1/2007....    3,000,000      3,049,650
----------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $161,900,966)              169,310,389
----------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $164,100,966) (a)            171,510,389
----------------------------------------------------------------------------------



(a)The cost for federal income tax purposes was $164,104,338. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $7,406,051. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,259,914 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $853,863.

(b)Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA/BIG.

(c)Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of September 30, 2000.

***ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

   AMT: Alternative minimum tax.

    The accompanying notes are an integral part of the financial statements.

                                       17  Scudder New York Tax Free Fund

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------
Investments in securities, at value (cost $164,100,966).........     $  171,510,389
Cash............................................................            342,291
Receivable for investments sold.................................             35,000
Interest receivable.............................................          2,954,777
Receivable for Fund shares sold.................................              1,350
Due from Adviser................................................             17,925
Other assets....................................................              2,737
                                                                     ---------------
Total assets....................................................        174,864,469

Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased...............................          1,058,329
Dividends payable...............................................            205,903
Payable for Fund shares redeemed................................             90,746
Accrued management fee..........................................            155,343
Accrued Trustees' fees and expenses.............................             33,677
Other accrued expenses and payables.............................            168,391
                                                                     ---------------
Total liabilities...............................................          1,712,389
------------------------------------------------------------------------------------
Net assets, at value                                                 $  173,152,080
------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments.......          7,409,423
Accumulated net realized gain (loss)............................        (7,232,805)
Paid-in capital.................................................        172,975,462
-----------------------------------------------------------------------------------
Net assets, at value                                                 $  173,152,080
-----------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share
   ($173,152,080 / 15,841,577 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares                    ---------
   authorized).......................                                $        10.93
                                                                           ---------

    The accompanying notes are an integral part of the financial statements.

                                       18  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Income:
Interest...........................................................  $    4,866,632
                                                                     ---------------
Expenses:
Management fee.....................................................         541,770
Services to shareholders...........................................          81,573
Custodian and accounting fees......................................          35,977
Auditing...........................................................          32,217
Legal..............................................................           4,508
Trustees' fees and expenses........................................          37,907
Reports to shareholders............................................           5,472
Registration fees..................................................           4,153
Other..............................................................          28,404
                                                                     ---------------
Total expenses, before expense reductions..........................         771,981
Expense reductions.................................................        (26,630)
                                                                     ---------------
Total expenses, after expense reductions...........................         745,351
------------------------------------------------------------------------------------
Net investment income                                                     4,121,281
------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from investments..........................       (262,864)
Net unrealized appreciation (depreciation) during the period
   on investments..................................................       2,833,372
------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                2,570,508
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $    6,691,789
------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       19  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                      Six Months
                                                         Ended
                                                     September 30,   Year Ended
                                                         2000         March 31,
Increase (Decrease) in Net Assets                     (Unaudited)       2000
------------------------------------------------------------------------------------
Operations:
Net investment income.............................. $    4,121,281   $    8,930,892
Net realized gain (loss) on investment transactions       (262,864)      (2,429,285)
Net unrealized appreciation (depreciation) on
   investment transactions during the period.......      2,833,372       (8,577,570)
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.................................      6,691,789       (2,075,963)
Distributions to shareholders from net investment
   income..........................................     (4,121,281)      (8,930,892)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold..........................     15,265,129       23,720,730
Reinvestment of distributions......................      2,848,413        6,197,150
Cost of shares redeemed............................    (21,997,205)     (56,159,937)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................     (3,883,663)     (26,242,057)
                                                    ---------------  ---------------
Increase (decrease) in net assets..................     (1,313,155)     (37,248,912)
Net assets at beginning of period..................    174,465,235      211,714,147
                                                    ---------------  ---------------
Net assets at end of period........................ $  173,152,080   $  174,465,235
                                                    ---------------  ---------------

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period..........     16,201,269       18,624,470
                                                    ---------------  ---------------
Shares sold........................................      1,413,034        2,182,485
Shares issued to shareholders in reinvestment of
   distributions...................................        263,704          571,194
Shares redeemed....................................     (2,036,430)      (5,176,880)
                                                    ---------------  ---------------
Net increase (decrease) in Fund shares.............       (359,692)      (2,423,201)
                                                    ---------------  ---------------
Shares outstanding at end of period................     15,841,577       16,201,269
                                                    ---------------  ---------------


    The accompanying notes are an integral part of the financial statements.

                                       20  Scudder New York Tax Free Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended March 31,           2000(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $10.77  $11.37   $11.27   $10.63   $10.67  $10.38
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income              .26     .51      .51      .51      .53     .53
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions  .16    (.60)     .10      .66     (.03)    .29
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                         .42    (.09)     .61     1.17      .50     .82
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income             (.26)   (.51)    (.51)    (.51)    (.53)   (.53)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                        --       --       --    (.02)    (.01)    --
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions               (.26)   (.51)    (.51)    (.53)    (.54)   (.53)
------------------------------------------------------------------------------------
Net asset value, end of period    $10.93  $10.77   $11.37   $11.27   $10.63  $10.67
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                    3.92**  (.74)    5.46    11.20     4.76    7.95
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         173     174      212      196      181     192
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       .89(b)* .83      .82      .83      .83     .82
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       .86(b)* .83      .82      .83      .83     .82
------------------------------------------------------------------------------------
Ratio of net investment income      4.74*   4.67     4.45     4.65     4.95    4.91
(%)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)           14*     25       45       29       71      81
------------------------------------------------------------------------------------


(a) For the six months ended September 30, 2000 (Unaudited).
(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.85% and 0.84%, respectively (see Notes to Financial Statements).
*   Annualized
**  Not annualized


                                       21  Scudder New York Tax Free Fund

Notes to Financial Statements                                       (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder New York Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $4,990,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($1,100,000), March 31, 2004 ($2,400,000) and March 31, 2008 ($1,490,000),
the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $1,390,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of


                                       22  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------

available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2000, purchases and sales of long-term municipal securities aggregated $11,857,280 and $13,964,636, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. For the six months ended September 30, 2000, the fee pursuant to the Agreement amounted to $541,770, which was equivalent to an annualized effective rate of 0.625% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the


                                       23  Scudder New York Tax Free Fund
six months ended September 30, 2000, the amount charged to the Fund by SSC aggregated $47,933, of which $26,315 is unpaid at September 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended September 30, 2000, the amount charged to the Fund by SFAC aggregated $28,051, of which $12,069 is unpaid at September 30, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 2000, Trustees' fees and expenses aggregated $2,057. In addition, a one-time fee of $35,850 was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $17,925 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. During the six months ended
September 30, 2000, the Fund's custodian and transfer agent fees were reduced by $5,829 and $2,876, respectively, under these arrangements.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the


                                       24  Scudder New York Tax Free Fund
management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.


                                       25  Scudder New York Tax Free Fund

Shareholder Meeting Results                                         (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Fund (the "fund"), a series of Scudder State Tax Free Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder State Tax Free Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          8,693,437            374,095
   Linda C. Coughlin                             8,673,639            393,893
   Dawn-Marie Driscoll                           8,698,336            369,196
   Edgar R. Fiedler                              8,680,850            386,682
   Keith R. Fox                                  8,696,852            370,680
   Joan E. Spero                                 8,678,598            388,934
   Jean Gleason Stromberg                        8,696,071            371,461
   Jean C. Tempel                                8,700,318            367,214
   Steven Zaleznick                              8,675,189            392,344
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending March 31, 2001.

                                    Number of Votes:
         For                Against              Abstain              Broker
                                                                    Non-Votes*
--------------------------------------------------------------------------------
      8,697,728             187,628              182,176                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                                       26  Scudder New York Tax Free Fund

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                          Philip G. Condon*
   o  President and Trustee                    o  Vice President

 Henry P. Becton, Jr.                        William F. Glavin*
   o  Trustee; President, WGBH                 o  Vice President
      Educational Foundation
                                             Ashton P. Goodfield*
 Dawn-Marie Driscoll                           o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,          James E. Masur*
      Center for Business Ethics, Bentley      o  Vice President
      College
                                             Ann M. McCreary*
 Edgar R. Fiedler                              o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The               Howard S. Schneider*
      Conference Board, Inc.                   o  Vice President

 Keith R. Fox                                Rebecca L. Wilson*
   o  Trustee; General Partner,                o  Vice President
      The Exeter Group of Funds
                                             John Millette*
 Joan E. Spero                                 o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation             Kathryn L. Quirk*
                                               o  Vice President and
 Jean Gleason Stromberg                           Assistant Secretary
   o  Trustee; Consultant
                                             John R. Hebble*
 Jean C. Tempel                                o  Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC               Brenda Lyons*
                                               o  Assistant Treasurer
 Steven Zaleznick
   o Trustee; President and                  Caroline Pearson*
     Chief Executive Officer,                  o  Assistant Secretary
     AARP Services, Inc.

 Eleanor R. Brennan*                         *Scudder Kemper Investments, Inc.
   o  Vice President

 Thomas V. Bruns*
   o  Vice President



                                       27  Scudder New York Tax Free Fund

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       28  Scudder New York Tax Free Fund


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.


                                       29  Scudder New York Tax Free Fund

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                                       30  Scudder New York Tax Free Fund

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540



                                       31  Scudder New York Tax Free Fund

About the Fund's Adviser

[LOGO] Scudder Investments (TM)


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.